UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 12, 2004

FLAG Telecom Group Limited

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-29207	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code              1- (441) 296-0909

N/A

(Former name or former address, if changed since last report)

ITEM 5.                Other Events and Required FD Disclosure

On January 12, 2004, FLAG Telecom Group Limited (the “Registrant”) issued a press release, which is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.            Financial Statements, Pro Forma Financial Information and Exhibits

(c)                             Exhibits

Exhibit No.	Description

99.1	Copy of press release, dated January 12, 2004, issued by FLAG Telecom Group Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAG TELECOM GROUP LIMITED
(Registrant)

Date:	January 12, 2004	/s/ Kees van Ophem
		Name:	Kees van Ophem
		Title:	General Counsel